                                                                      Exhibit 99
                                                                      ----------

NEWS RELEASE


For Release:  April 17, 2000


Contact: David C. Bowers, EVP (740) 349-3708 or Jerry Nethers, Vice President/Director of Marketing (740) 349-3710

                   PARK NATIONAL CORPORATION REPORTS EARNINGS
           FOR THE QUARTER ENDED MARCH 31, 2000 AND DECLARES DIVIDEND

NEWARK, OHIO - Park National Corporation (AMEX/PRK), today announced earnings for the first quarter of 2000. Net income for the quarter totaled $12.434 million or $1.27 per share compared to net income of $11.598 million or $1.18 per share for the first quarter of 1999. First quarter 2000 net income and net income per share increased 7.2% and 7.6%, respectively, from the first quarter of last year.

         The Board of Directors of Park declared a second quarter dividend of $.65 per share payable June 9, 2000 to shareholders of record on May 26, 2000.

         All per share amounts reflect a five percent stock dividend, paid on December 15, 1999.

         Pending mergers of U.B. Bancshares, Inc., Bucyrus, Ohio and SNB Corp., Greenville, Ohio into Park National Corporation have been approved by banking regulators. The mergers are subject to the adoption of the merger agreements by the respective shareholders of U.B. Bancshares, Inc. and SNB Corp. The U.B. Bancshares, Inc. special meeting of shareholders will be held on April 19, 2000 and the SNB Corp. special meeting of shareholders will be held on April 25, 2000. If the merger agreements are adopted, the mergers are expected to be consummated shortly after the SNB Corp. special meeting.

     Park National Corporation is a $2.7 billion asset, Ohio-based bank holding company headquartered in Newark, Ohio whose subsidiaries include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, Scope Leasing, Inc. and Guardian Finance. Park has sixty full-service banking offices and a network of sixty-five automatic teller machines in sixteen central and southern Ohio counties.

                            PARK NATIONAL CORPORATION
                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                 MARCH 31, 2000

INCOME STATEMENT                                                                                    PERCENT
THREE MONTHS ENDED MARCH 31,                                        2000              1999           CHANGE
                                                                    ----              ----           ------

NET INTEREST INCOME                                              $29,510           $27,898            5.78%
------------------------------------------------------------------------------------------------------------
PROVISION FOR LOAN LOSSES                                          1,634             1,545            5.76%
------------------------------------------------------------------------------------------------------------
OTHER INCOME                                                       6,797             6,379            6.55%
------------------------------------------------------------------------------------------------------------
GAIN (LOSS) ON SALE OF SECURITIES                                      -                 -
------------------------------------------------------------------------------------------------------------
OTHER EXPENSE                                                     17,258            16,208            6.48%
------------------------------------------------------------------------------------------------------------
INCOME BEFORE TAXES                                               17,415            16,524            5.39%
------------------------------------------------------------------------------------------------------------
NET INCOME                                                        12,434            11,598            7.21%
------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE-BASIC                                          1.28              1.19            7.56%
------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE-DILUTED                                        1.27              1.18            7.63%
------------------------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                                            0.65              0.57           14.04%
------------------------------------------------------------------------------------------------------------
RATIOS
RETURN ON AVERAGE ASSETS                                            1.90%             1.93%
------------------------------------------------------------------------------------------------------------
RETURN ON AVERAGE EQUITY                                           21.30%            20.03%
------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                                 4.89%             5.09%
------------------------------------------------------------------------------------------------------------
EFFICIENCY RATIO                                                   46.61%            46.36%
------------------------------------------------------------------------------------------------------------
NET CHARGE-OFFS AS A PERCENT OF LOANS                               0.14%             0.02%
------------------------------------------------------------------------------------------------------------


BALANCE SHEET
AT MARCH 31,

INVESTMENTS                                                     $626,440          $658,068           -4.81%
------------------------------------------------------------------------------------------------------------
LOANS                                                          1,858,359         1,643,215           13.09%
------------------------------------------------------------------------------------------------------------
LOAN LOSS RESERVE                                                 42,257            39,457            7.10%
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                   2,650,109         2,449,134            8.21%
------------------------------------------------------------------------------------------------------------
DEPOSITS                                                       2,061,559         1,912,307            7.80%
------------------------------------------------------------------------------------------------------------
BORROWINGS                                                       325,074           275,474           18.01%
------------------------------------------------------------------------------------------------------------
EQUITY                                                           238,523           238,989           -0.19%
------------------------------------------------------------------------------------------------------------
BOOK VALUE PER SHARE                                               24.61             24.46            0.61%
------------------------------------------------------------------------------------------------------------
RATIOS
LOANS/ASSETS                                                       70.12%            67.09%
------------------------------------------------------------------------------------------------------------
LOAN LOSS RESERVE/LOANS                                             2.27%             2.40%
------------------------------------------------------------------------------------------------------------
EQUITY/ASSETS                                                       9.00%             9.76%
------------------------------------------------------------------------------------------------------------

All per share amounts have been restated for the 5% stock dividend paid on December 15, 1999.

PARK NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                      THREE MONTHS ENDED
                                                                                          MARCH 31,
                                                                           -----------------------------------------
                                                                                 2000                    1999
--------------------------------------------------------------------------------------------------------------------

Interest income:
   Interest and fees on loans                                                        $40,399                $36,105
--------------------------------------------------------------------------------------------------------------------
   Interest on:
      Obligations of U.S. Government, its agencies
         and other securities                                                          9,013                  8,780
--------------------------------------------------------------------------------------------------------------------
      Obligations of states and political subdivisions                                 1,312                  1,343
--------------------------------------------------------------------------------------------------------------------
   Other interest income                                                                   7                     13
--------------------------------------------------------------------------------------------------------------------
         TOTAL INTEREST INCOME                                                        50,731                 46,241
--------------------------------------------------------------------------------------------------------------------

Interest expense:
   Interest on deposits:
      Demand and savings deposits                                                      3,466                  3,301
--------------------------------------------------------------------------------------------------------------------
      Time deposits                                                                   13,116                 12,184
--------------------------------------------------------------------------------------------------------------------
   Interest on short-term borrowings                                                   3,558                  2,738
--------------------------------------------------------------------------------------------------------------------
   Interest on long-term debt                                                          1,081                    120
--------------------------------------------------------------------------------------------------------------------
      TOTAL INTEREST EXPENSE                                                          21,221                 18,343
--------------------------------------------------------------------------------------------------------------------

         NET INTEREST INCOME                                                          29,510                 27,898
--------------------------------------------------------------------------------------------------------------------

Provision for loan losses                                                              1,634                  1,545
--------------------------------------------------------------------------------------------------------------------

         NET INTEREST INCOME AFTER PROVISION
            FOR LOAN LOSSES                                                           27,876                 26,353
--------------------------------------------------------------------------------------------------------------------

Other income                                                                           6,797                  6,379
--------------------------------------------------------------------------------------------------------------------

Gain (Loss) on sale of securities                                                          -                      -
--------------------------------------------------------------------------------------------------------------------

Other expense:
   Salaries and employee benefits                                                      9,492                  8,584
--------------------------------------------------------------------------------------------------------------------
   Occupancy expense                                                                     963                    941
--------------------------------------------------------------------------------------------------------------------
   Furniture and equipment expense                                                       899                    986
--------------------------------------------------------------------------------------------------------------------
   Other expense                                                                       5,904                  5,697
--------------------------------------------------------------------------------------------------------------------
      TOTAL OTHER EXPENSE                                                             17,258                 16,208
--------------------------------------------------------------------------------------------------------------------

         INCOME BEFORE FEDERAL INCOME TAXES                                           17,415                 16,524
--------------------------------------------------------------------------------------------------------------------

Federal income taxes                                                                   4,981                  4,926
--------------------------------------------------------------------------------------------------------------------

         NET INCOME                                                                  $12,434                $11,598
====================================================================================================================

PER SHARE:

         NET INCOME  -  BASIC                                                          $1.28                  $1.19
--------------------------------------------------------------------------------------------------------------------
         NET INCOME  -  DILUTED                                                        $1.27                  $1.18
--------------------------------------------------------------------------------------------------------------------

All per share amounts have been restated for the 5% stock dividend paid on December 15, 1999.

PARK NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except share data)


                                                                                                       MARCH 31,
                                                                                       ------------------------------------------
                                                                                               2000                 1999
---------------------------------------------------------------------------------------------------------------------------------

ASSETS

   Cash and due from banks                                                                          $87,047              $80,489
---------------------------------------------------------------------------------------------------------------------------------
   Federal funds sold                                                                                     0                    0
---------------------------------------------------------------------------------------------------------------------------------
   Investment securities                                                                            626,440              658,068
---------------------------------------------------------------------------------------------------------------------------------

   Loans (net of unearned interest)                                                               1,858,359            1,643,215
---------------------------------------------------------------------------------------------------------------------------------
   Allowance for possible loan losses                                                                42,257               39,457
---------------------------------------------------------------------------------------------------------------------------------
      LOANS, NET                                                                                  1,816,102            1,603,758
---------------------------------------------------------------------------------------------------------------------------------

   Bank premises and equipment, net                                                                  26,076               26,314
---------------------------------------------------------------------------------------------------------------------------------
   Other assets                                                                                      94,444               80,505
---------------------------------------------------------------------------------------------------------------------------------

            TOTAL ASSETS                                                                         $2,650,109           $2,449,134
---------------------------------------------------------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest-bearing                                                                          $281,304             $262,144
---------------------------------------------------------------------------------------------------------------------------------
      Interest-bearing                                                                            1,780,255            1,650,163
---------------------------------------------------------------------------------------------------------------------------------
         TOTAL DEPOSITS                                                                           2,061,559            1,912,307
---------------------------------------------------------------------------------------------------------------------------------
   Short-term borrowings                                                                            199,999              275,397
---------------------------------------------------------------------------------------------------------------------------------
   Long-term debt                                                                                   125,075                   77
---------------------------------------------------------------------------------------------------------------------------------
   Other liabilities                                                                                 24,953               22,364
---------------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                                        2,411,586            2,210,145
---------------------------------------------------------------------------------------------------------------------------------


   STOCKHOLDERS' EQUITY:
      Common stock (No par value; 20,000,000 shares authorized in 2000 and 1999;
         10,031,135 shares issued in 2000
         and 10,031,729 in 1999)                                                                     68,383               68,420
---------------------------------------------------------------------------------------------------------------------------------
      Accumulated other comprehensive income, net of taxes                                           (9,721)               5,549
---------------------------------------------------------------------------------------------------------------------------------
      Retained earnings                                                                             205,846              183,063
---------------------------------------------------------------------------------------------------------------------------------
      Treasury stock (337,872 shares in 2000 and 262,355 shares in 1999)                            (25,985)             (18,043)
---------------------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                                                 238,523              238,989
---------------------------------------------------------------------------------------------------------------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $2,650,109           $2,449,134
---------------------------------------------------------------------------------------------------------------------------------

All share amounts have been restated for the 5% stock dividend paid on December 15, 1999.